UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CF FINANCE ACQUISITION CORP.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

CF FINANCE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38759	47-3806343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and three-quarters of one redeemable warrant	CFFAU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFFA	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFFAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

CF Finance Acquisition Corp. (the “Company”) previously announced that it will hold a special meeting of stockholders on Monday, June 15, 2020 at 4:00 P.M. Eastern (the “Special Meeting”) to vote to further extend the deadline to consummate an initial business combination from June 17, 2020 to September 17, 2020 (the “Extension”).

On June 5, 2020, the Company issued a press release announcing that if the Company’s stockholders approve the Extension at the Special Meeting, CF Finance Holdings, LLC, the Company’s sponsor (“Sponsor”), will contribute to the Company’s trust account $0.09 for each share of Class A common stock (each, a “Public Share”) issued in the Company’s initial public offering (“IPO”) that is not redeemed in connection with the stockholder vote for the Extension. The Contribution will not accrue interest and will be repayable to the Sponsor or its designee in full upon the consummation of an initial business combination. The Contribution will increase the pro rata portion of the funds available in the Company’s trust account from approximately $10.33 per Public Share to approximately $10.42 per Public Share. The Contribution is conditioned upon the implementation of the Extension. If the Extension is implemented, the Sponsor will make the Contribution by June 17, 2020.

The press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated June 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2020

CF FINANCE ACQUISITION CORP.
By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

Exhibit 99.1

CF Finance Acquisition Corp. Announces

Contribution for Extension Amendment

NEW YORK, June 5, 2020/PRNewswire/ — CF Finance Acquisition Corp. (Nasdaq: CFFAU, “CFAC” or the “Company”) announced today that its sponsor will make a contribution (the “Contribution”) to CFAC’s trust account in an amount equal to $0.09 per share of Class A common stock issued in CFAC’s initial public offering that is not redeemed in connection with the stockholder vote to approve an amendment to its charter (the “Extension Amendment”) to extend the date by which CFAC has to complete a business combination from June 17, 2020 to September 17, 2020 (the “Extension”), if the Extension Amendment is approved and the Extension implemented. The Contribution will not accrue interest and will be repayable to the sponsor or its designee in full upon the consummation of an initial business combination.

The Contribution will increase the pro rata portion of the funds available in CFAC’s trust account in the event of the consummation of an initial business combination or liquidation from approximately $10.33 per share to approximately $10.42 per share. The Contribution is conditioned upon the implementation of the Extension. If the Extension is implemented, the Company’s sponsor will make the Contribution by June 17, 2020.

About CF Finance Acquisition Corp.

CF Finance Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, but the Company intends to focus on prospective target companies in the financial services or real estate services industries.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.